                                                                   EXHIBIT 23.1



                        INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Jefferies Group, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                        KPMG PEAT MARWICK

Los Angeles, California
June 23, 1994